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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-4 of ValueClick, Inc. of our report dated July 12, 2001 relating to the consolidated financial statements and consolidated financial statement schedule of ValueClick, Inc. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts."

/s/ PRICEWATERHOUSECOOPERS LLP

Century City, California
September 4, 2001

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS